United States
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC  20549
__________________

FORM 8-K
 __________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 15, 2016

Commission File Number 1-12803

URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant in its Charter)

Maryland	04-2458042
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

321 Railroad Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 863-8200

N/A
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of  Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2016, Noble O. Carpenter, was appointed a member of the Board of Directors (the "Board") of Urstadt Biddle Properties Inc. ("Company") to fill a vacancy created by the recent passing of Mr. Robert Douglass.  Mr. Carpenter will serve as a Class III director until his term ends at the 2018 annual meeting of stockholders, and will also serve on the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.  Pursuant to the Board's standard compensation policy for non-employee directors, Mr. Carpenter will receive a $26,000 annual cash retainer payable quarterly in arrears, as well as $2,000 for each meeting of the Board or committee he attends in person and $1,000 for each meeting he attends by telephone.  Each director is also annually awarded 1,050 restricted shares of common stock.

Mr. Carpenter, 55, is currently President, Investor Services & Capital Markets, Americas for Cushman & Wakefield, a commercial real estate services company.  He is also a member of Cushman & Wakefield's Americas Executive Committee and the Global Capital Markets Steering Committee.  Prior to joining Cushman & Wakefield in 2011, Mr. Carpenter spent more than 20 years at Jones Lang LaSalle Incorporated, a professional services and investment management company specializing in real estate, where he was an International Director in the Capital Markets Group.  While there, he held senior transactional and leadership roles and worked closely with public and private institutional investors, developers and opportunity funds.

There are no arrangements between Mr. Carpenter and any other person pursuant to which Mr. Carpenter was appointed as a director, nor are there any transactions to which the Company is or was a participant and in which Mr. Carpenter has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Mr. Carpenter to the board of directors of the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable.
(d)	The following exhibit is filed as part of this report:
Press release dated December 15, 2016 is filed as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2016	URSTADT BIDDLE PROPERTIES INC.
(Registrant)

/s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press Release dated December 15, 2016